EXHIBIT 32

      CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER
           PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the report on Form 10-QSB/A of Bluestar Health, Inc. for the quarterly period ended June 30, 2007 as filed with the Securities and Exchange Commission on the date hereof ("Report"), I, Richard M. Greenwood, do hereby certify, pursuant to 18 U.S.C. ss.1350, as adopted pursuant to ss.906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge:

     (1) This Report complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) The information contained in this Report fairly represents, in all material respects, the financial condition of the small business issuer at the end of the period covered by this Report and results of operations of the small business issuer for the period covered by this Report.


September 5, 2007                           /s/  Richard M. Greenwood
                                            -----------------------------------
                                                 Richard M. Greenwood
                                                 Chief Executive Officer and
                                                 Chief Financial Officer


This certification accompanies this Report pursuant to ss.906 of the Sarbanes-Oxley Act of 2002 and shall not, except to the extent required by the Sarbanes-Oxley Act of 2002, be deemed filed by the small business issuer for the purposes of ss.18 of the Securities Exchange Act of 1934, as amended. This certification shall not be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended (whether made before or after the date of this Report), irrespective of any general incorporation language contained in such filing.

A signed original of this written statement required by ss.906 has been provided to the small business issuer and will be retained by the small business issuer and furnished to the Securities and Exchange Commission or its staff upon request.